SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 1999



                               TRANSCANADA CAPITAL
               (Exact name of Registrant as Specified in Charter)

      Delaware                  1-14420                13-7095718
      ---------------           --------------       ----------------
      (State or other           (Commission          (IRS Employer
      jurisdiction of           File Number)         Identification No.)
      organization)


c/o The Bank of New York,  As Administrative Trustee
101 Barclay Street
New York, New York                                     10286
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               Zip

Registrant's   telephone   number,   including  area  code:   (212)815-3200


   c/o IBJ Schroder Bank & Trust Company, One State Street, New York, NY 10004
--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

Item 1.    Changes in Control of Registrant
           Not applicable.

Item 2.    Acquisition or Disposition of Assets
           Not Applicable.

Item 3.    Bankruptcy or Receivership
           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           Not applicable.

Item 5.    Other Events.

     1. Receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on September 30, 1999.

     2. Payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1999.

     3. Effective October 6, 1999, IBJ Whitehall Bank & Trust Company (formerly IBJ Schroder Bank & Trust Company) transferred all of its corporate trust assets and accounts to The Bank of New York. Accordingly, as of October 6, 1999, The Bank of New York became the new Administrative Trustee.

Item 6.     Resignation of Registrant's Directors.
            Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Not applicable.
      (b)  Not applicable.
      (c)  Exhibits.

     1. Administrative Trustee's Report in respect of (i) receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on September 30, 1999 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1999.

Item 8.    Change in Fiscal Year.
           Not applicable.



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


                                    SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TRANSCANADA CAPITAL
                                (Registrant)

                                   By: THE BANK OF NEW YORK
                                       as Administrative Trustee



                                         By:   /s/ Luis Perez
                                              -----------------------
                                             Luis Perez
                                             Assistant Vice President



Dated:     October 21, 1999



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

                                 EXHIBIT INDEX


Exhibit                                                                  Page

99   Administrative  Trustee's   Report  in   respect   of                5
     (i) receipt  of $3,500,196.88 of interest on TransCanada
     Pipeline Limited 8.75 Junior Subordinated  Debentures  due
     July 24, 2045 on September 30, 1999 and (ii)  payment of
     $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1999.



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